UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 4, 2009
NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

CAYMAN ISLANDS	001-31306	98-0366361

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 South Dairy Ashford, Suite 800
Sugar Land, Texas	77478

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 276-6100
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     As previously reported, on December 19, 2008, Noble Corporation (“Noble-Cayman”), a new Swiss corporation and wholly-owned subsidiary of Noble-Cayman that is also called Noble Corporation (“Noble-Switzerland”) and Noble Cayman Acquisition Ltd., a Cayman Islands company and wholly-owned subsidiary of Noble-Switzerland (“merger sub”), entered into an Agreement and Plan of Merger, Reorganization and Consolidation (the “Agreement”), pursuant to which the parties would effect a merger, reorganization and consolidation transaction by way of schemes of arrangement under Cayman Islands law that would effectively change the place of incorporation of the parent holding company of the Noble group of companies from the Cayman Islands to Switzerland. Pursuant to the Agreement, Noble-Cayman will merge with merger sub, Noble-Cayman will survive the merger, merger sub will cease to exist and Noble-Cayman will become a direct wholly-owned subsidiary of Noble-Switzerland, the resulting publicly traded parent of the Noble group of companies (the “Transaction”). In this Current Report, we sometimes refer to Noble-Cayman and Noble-Switzerland together as the “Company.” As a result of the Transaction, Noble-Cayman shareholders will become Noble-Switzerland shareholders, and Noble-Switzerland shareholder rights will be governed by Swiss law and Noble-Switzerland’s articles of association and by-laws.
     On February 4, 2009, the parties entered into Amendment No. 1 to the Agreement. The Amendment provides (1) that the form of Noble-Switzerland’s articles of association attached thereto as Annex A shall replace the form of Noble-Switzerland’s articles of association attached as Exhibit A to the Agreement, and (2) for the revision of Section 7.4 of the Agreement to provide greater flexibility to Noble-Switzerland and Noble-Cayman in establishing the timing and terms of any guarantee or assumption by Noble-Switzerland of indebtedness or other obligations of Noble-Cayman or its subsidiaries that may be agreed to between the parties. A copy of the Amendment is filed as Exhibit 2.2 to this Current Report and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.
     On February 4, 2009, the Company posted to its website a revised Questions & Answers document, dated February 4, 2009 (the “Q&A”), relating to the Transaction. The Q&A is posted under the Investor Relations section of the Company’s website, which may be found at www.noblecorp.com. A copy of the Q&A is furnished as Exhibit 99.1 and is incorporated by reference herein. Information on the Company’s website or any other website is not incorporated by reference into this report.
     The information in the Q&A is being furnished, and not filed, pursuant to Item 2.02. Accordingly, the information in the Q&A will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Forward-Looking Statements
     The statements made herein and in the documents incorporated herein by reference regarding the consummation of the Transaction, benefits, timing and effects of the Transaction, the satisfaction of closing conditions, plans related to the Company’s share repurchase program, the payment of dividends, distributions in relation to a reduction in par value and the relocation of the Company’s principal executive offices and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, an inability to realize expected benefits from the Transaction or the occurrence of difficulties in connection with the Transaction, an inability to obtain third party consents or waivers in connection with the Transaction, any unanticipated costs in connection with the Transaction, worldwide demand for oil and gas, oil and gas prices, the level of activity in offshore oil and gas exploration, development and production, exploration success by producers, competition and market conditions in the offshore contract drilling industry, the ability to enter into and the terms of future drilling contracts, risks of international operations and compliance with foreign laws, political and other uncertainties inherent in non-U.S. operations, including exchange and currency fluctuations, the impact of governmental laws and regulations, the adequacy of sources of liquidity, changes in the tax laws, the effect of litigation and contingencies, fluctuations in the value of Noble shares and other factors discussed in Noble-Cayman’s preliminary proxy statement filed with the Securities and Exchange Commission (the “SEC”) on February 4, 2009, Noble-Cayman’s Form 10-K for the year ended December 31, 2007 and Noble-Cayman’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.
Important Additional Information Regarding the Transaction
     In connection with the proposed Transaction, Noble-Cayman has filed materials related to the Transaction with the SEC, including a preliminary proxy statement. INVESTORS AND SECURITY HOLDERS OF NOBLE-CAYMAN ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER MATERIALS REGARDING THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE COMPANY. Investors and security holders may obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov or at the Company’s website at www.noblecorp.com. Security holders and other interested parties will also be able to obtain, without charge, copies of the proxy statement and other relevant documents by directing a request by mail or telephone to Investor Relations, Noble Corporation, 13135 South Dairy Ashford, Suite 800, Sugar Land, Texas 77478, telephone number (281) 276-6100.
Participants in Solicitation
     The Company and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from Noble-Cayman’s shareholders with respect to the Transaction. Information about these persons is set forth in the preliminary proxy statement, as filed with the SEC on February 4, 2009. Investors and security holders may obtain additional information regarding the interests of such persons, which may be different than those of Noble-Cayman’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Transaction that are filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
2.1	—	Agreement and Plan of Merger, Reorganization and Consolidation, dated as of December 19, 2008, among Noble Corporation, Noble Corporation and Noble Cayman Acquisition Ltd. (filed as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K filed on December 22, 2008 and incorporated herein by reference).
2.2	—	Amendment No. 1 to Agreement and Plan of Merger, Reorganization and Consolidation, dated as of February 4, 2009, among Noble Corporation, Noble Corporation and Noble Cayman Acquisition Ltd.
99.1	—	Questions & Answers Document dated as of February 4, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
Date: February 4, 2009	By:	/s/ Thomas L. Mitchell
Thomas L. Mitchell
Senior Vice President and Chief Financial Officer, Treasurer and Controller

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
2.1	—	Agreement and Plan of Merger, Reorganization and Consolidation, dated as of December 19, 2008, among Noble Corporation, Noble Corporation and Noble Cayman Acquisition Ltd. (filed as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K filed on December 22, 2008 and incorporated herein by reference).
2.2	—	Amendment No. 1 to Agreement and Plan of Merger, Reorganization and Consolidation, dated as of February 4, 2009, among Noble Corporation, Noble Corporation and Noble Cayman Acquisition Ltd.
99.1	—	Questions & Answers Document dated as of February 4, 2009.

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